EXHIBIT 99.1

FINAL

IonQ Appoints General John W. “Jay” Raymond to Board of Directors

“Father of the U.S. Space Force” and former Chief of Space Operations brings nearly four decades of national security and leadership experience to IonQ

[Photo Caption: President Donald J. Trump shakes General John W. “Jay” Raymond’s hand after being named the first Chief of Space Operations and first member of the United States Space Force]*

COLLEGE PARK, MD – September 29, 2025 - IonQ (NYSE: IONQ), the leader in the quantum computing and networking industries, today announced the appointment of General John W. “Jay” Raymond to its Board of Directors. A globally recognized leader in space and national security operations, General Raymond most recently served as the first Chief of Space Operations for the U.S. Space Force.

“General Raymond’s career has been defined by innovation, service, and mission-critical leadership,” said Niccolo de Masi, Chairman and CEO at IonQ. “His strategic vision, trusted relationships, and deep understanding of complex global security challenges will be invaluable to IonQ as we continue to expand partnerships with governments and defense agencies across quantum computing, networking, and sensing - on the ground and in space.”

Over his almost 40-year military career, General Raymond has held key leadership positions at every level across nuclear, space, air, and cyber operations. His leadership roles included command of the 5th Space Surveillance Squadron, 30th Operations Group, 21st Space Wing, 14th Air Force, Air Force Space Command, Joint Forces Space Component Command, and United States Space Command. For General Raymond’s work establishing the U.S. Space Force, he has been widely referred to as the “Father of the Space Force.” He retired from military service on January 1, 2023.

Currently, General Raymond serves as a Senior Managing Director for Cerberus Capital Management. He also serves on the board of Impulse Space and Planet Labs, chairs the Board of Trustees for Arnold Air Society and Silver Wings, and holds advisory roles at Stanford University’s Hoover Institute and the Center for Strategic and International Studies.

“IonQ is at the forefront of quantum innovation, with products that are vital for national security,” said General Raymond. “The commercial and national security sectors are intrinsically interconnected, therefore quantum solutions are necessary to protect assets, enable resilient communications, and unlock new capabilities in space operations. I’m honored to join IonQ’s Board and contribute to the company’s important mission.”

General Raymond’s appointment reflects IonQ’s continued investment in advancing quantum technologies that support the evolving needs of government, defense, and space partners. As Raymond joins, Bill Scannell, President of Global Sales and Customer Operations at Dell Technologies, is evolving his role with IonQ from Board member to Senior Commercial Advisor — supporting IonQ’s global go-to-market motion and growth plan.

Additional recent strategic and industry hires include Dean Acosta, Paul Dacier, Dr. Marco Pistoia, Dr. Rick Muller, and Robert Cardillo. These appointments showcase the company’s ongoing commitment to building a world-class team capable of delivering on its leading quantum technology roadmap.

About IonQ

IonQ, Inc. [NYSE: IONQ] is the leading commercial quantum computing and networking company, delivering high-performance systems aimed at solving the world’s most complex problems. IonQ’s current generation quantum computers, IonQ Forte and IonQ Forte Enterprise, are the latest in a line of cutting-edge systems that have been helping customers and partners such as Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results.

The company is accelerating its technology roadmap and intends to deliver the world’s most powerful quantum computers with 2 million qubits by 2030 to accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. IonQ’s advancements in quantum networking also position the company as a leader in building the quantum internet.

The company’s innovative technology and rapid growth were recognized in Newsweek’s 2025 Excellence Index 1000, Forbes’ 2025 Most Successful Mid-Cap Companies list, and Built In’s 2025 100 Best Midsize Places to Work in Washington DC and Seattle, respectively. Available through all major cloud providers, IonQ is making quantum computing more accessible and impactful than ever before. Learn more at IonQ.com.

IonQ Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature are intended to identify forward-looking statements. These statements include those related to the IonQ’s quantum computing and networking capabilities and plans; IonQ’s technology driving commercial quantum advantage or delivering scalable, fault-tolerant quantum computing in the future; the relevance and utility of quantum algorithms and applications run on IonQ’s quantum computers; the necessity, effectiveness, and future impacts of IonQ’s offerings available today; and the scalability, fidelity, efficiency, viability, accessibility, effectiveness, importance, reliability, performance, speed, impact, practicality, feasibility, and commercial-readiness of IonQ’s offerings. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: IonQ’s ability to implement its technical roadmap; changes in the competitive industries in which IonQ operates, including development of competing technologies; IonQ’s ability to deliver, and customers’ ability to generate, value from IonQ’s offerings; IonQ’s ability to deliver higher speed and fidelity gates with fewer errors, enhance information transfer and network accuracy, or reduce noise and errors; IonQ’s ability to sell effectively to government entities and large enterprises; changes in laws and regulations affecting IonQ’s and its suppliers’ businesses; IonQ’s ability to implement its business plans, forecasts, roadmaps and other expectations, to identify and realize partnerships and opportunities, and to engage new and existing customers; IonQ’s ability to effectively enter new markets; IonQ’s ability to deliver services and products within currently anticipated timelines; IonQ’s inability to attract and retain key personnel; IonQ’s inability to effectively integrate its acquisitions; IonQ’s customers deciding or declining to extend contracts into new phases; the inability of IonQ’s suppliers to deliver components that meet expectations timely; changes in U.S. government spending or policy that may affect IonQ’s customers; and risks associated with U.S. government sales, including availability of funding and provisions that allow the government to unilaterally terminate or modify contracts for convenience; changes in laws and regulations affecting IonQ’s patents; and IonQ’s ability to maintain or obtain patent protection for its products and technology, including with sufficient breadth to provide a competitive advantage. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the Company’s filings, including but not limited to those described in the “Risk Factors” section of IonQ’s most recent periodic financial report (10-Q or 10-K) filed by IonQ with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and IonQ assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. IonQ does not give any assurance that it will achieve its expectations. IonQ may or may not choose to practice or otherwise use the inventions described in the issued patents in the future.

*Photo of President Donald J. Trump greeting General John W. “Jay” Raymond after being named the first Chief of Space Operations and first member of the United States Space Force on Friday, Dec. 20, 2019 at Hangar 6 at Joint Base Andrews, Maryland. Official White House Photo by Shealah Craighead. See also With the stroke of a pen, U.S. Space Force becomes a reality published Dec. 20, 2019 by Secretary of the Air Force Public Affairs

Contacts

IonQ Media contact:

press@ionq.co

IonQ Investor Contact:

investors@ionq.co